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                                                                    EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         We hereby consent to the inclusion in the Registration Statement on Form SB-2 of BancTenn Corp., of our report dated February 4, 2000, on the 1999 and 1998 financial statements of BancTenn Corp. We also consent to the reference to us under the heading "Experts" in the prospectus.


                                   /s/ Hazlett, Lewis & Bieter, PLLC


Chattanooga, Tennessee
September 22, 2000